Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2020

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Guidance	6
Financial Highlights	7
Consolidated Balance Sheets	8
Consolidated Statements of Income	9
Select Income Statement Data	10
Funds From Operations ("FFO")	11
Funds Available for Distribution ("FAD")	12
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	13
Net Operating Income ("NOI")	14 - 15
Same Store Results	16 - 17
Consolidated Joint Ventures and Fund	18 - 19
Unconsolidated Joint Ventures	20 - 23
Capital Structure	24
Debt Analysis	25
Debt Maturities	26

Selected Property Data
Portfolio Summary	27
Same Store Leased Occupancy	28
Top Tenants and Industry Diversification	29
Leasing Activity	30
Lease Expirations	31 - 34
Cash Basis Capital Expenditures	35

Definitions	36 - 37

COMPANY PROFILE

Paramount Group, Inc. ("Paramount") or (the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Dan Emmett	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
Lizanne Galbreath	Director, Chair of Compensation Committee
Karin Klein	Director
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Richard Skidmore	Daniel Ismail	Omotayo Okusanya	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(801) 741-5459	(949) 640-8780	(646) 949-9672	(212) 761-7064
richard.skidmore@gs.com	dismail@greenst.com	omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

GUIDANCE

The Company had previously provided its 2020 guidance on February 12, 2020, prior to the coronavirus (COVID-19) global pandemic, which has materially impacted the U.S. and global economy. Given the economic uncertainty and rapidly-evolving circumstances related to the COVID-19 pandemic, the Company is withdrawing its previously issued 2020 guidance and is not providing an updated outlook at this time. The Company will discuss the first quarter results and provide commentary on its business performance during its first quarter conference call.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended
SELECTED FINANCIAL DATA	March 31, 2020	March 31, 2019	December 31, 2019

Net income (loss) attributable to common stockholders:
Continuing operations	$1,968	$1,809	$(13,158)
Discontinued operations	1,380	1,900	(36,987)
Net income (loss) attributable to common shareholders	$3,348	$3,709	$(50,145)

Net income (loss) per share - basic and diluted:
Per share from continuing operations	$0.01	$0.01	$(0.06)
Per share from discontinued operations	0.00	0.01	(0.16)
Net income (loss) per share - basic and diluted	$0.01	$0.02	$(0.22)

Core FFO attributable to common stockholders (1)	$61,509	$57,113	$58,272
Per share - diluted	$0.27	$0.24	$0.26

PGRE's share of Cash NOI (1)	$98,529	$93,069	$95,755
PGRE's share of NOI (1)	$110,557	$104,943	$107,716

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended March 31, 2020 vs. March 31, 2019	4.3%	Three Months Ended March 31, 2020 vs. March 31, 2019	1.5%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Leased % (1)	95.9%	95.9%	96.5%	96.7%	96.0%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
March 31, 2020 vs. December 31, 2019	0.0%	March 31, 2020 vs. March 31, 2019	(0.1%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
High	$15.00	$13.99	$14.42	$15.11	$ 15.03
Low	$6.42	$12.65	$12.77	$13.53	$ 12.18
Closing (end of period)	$8.80	$13.92	$13.35	$14.01	$ 14.19

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$ 0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$ 0.40
Dividend yield (on closing share price)	4.5%	2.9%	3.0%	2.9%	2.8%

(1)	See page 36 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	March 31, 2020	December 31, 2019
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	5,948,631	5,923,648
	7,914,868	7,889,885
Accumulated depreciation and amortization	(832,164)	(790,216)
Real estate, net	7,082,704	7,099,669
Cash and cash equivalents	377,689	306,215
Restricted cash	20,563	25,272
Investments in unconsolidated joint ventures	429,358	449,180
Investments in unconsolidated real estate funds	13,116	10,317
Accounts and other receivables, net	17,826	19,231
Due from affiliates	-	36,918
Deferred rent receivable	312,249	301,588
Deferred charges, net	124,908	126,367
Intangible assets, net	191,183	203,169
Assets related to discontinued operations	104,028	104,836
Other assets	80,632	51,373
Total assets	$8,754,256	$8,734,135

Liabilities:
Notes and mortgages payable, net	$3,788,684	$3,783,851
Revolving credit facility	200,000	36,918
Accounts payable and accrued expenses	109,563	117,356
Dividends and distributions payable	24,342	25,255
Intangible liabilities, net	69,752	73,789
Other liabilities	54,723	66,004
Total liabilities	4,247,064	4,103,173

Equity:
Paramount Group, Inc. equity	3,722,261	3,785,730
Noncontrolling interests in:
Consolidated joint ventures	359,120	360,778
Consolidated real estate fund	80,476	72,396
Operating Partnership	345,335	412,058
Total equity	4,507,192	4,630,962

Total liabilities and equity	$8,754,256	$8,734,135

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Revenues:
Rental revenue (1)	$175,425	$175,341	$179,008
Fee and other income (1)	8,561	9,048	7,761
Total revenues	183,986	184,389	186,769

Expenses:
Operating	67,014	65,461	65,659
Depreciation and amortization	58,427	60,712	58,419
General and administrative (1)	12,249	17,443	17,099
Transaction related costs	203	736	295
Total expenses	137,893	144,352	141,472

Other income (expense):
Loss from unconsolidated joint ventures	(4,221)	(1,027)	(1,891)
Income (loss) from unconsolidated real estate funds	52	46	(614)
Interest and other (loss) income, net (1)	(996)	3,900	2,139
Interest and debt expense (1)	(36,619)	(36,924)	(45,217)
Loss on early extinguishment of debt	-	-	(11,989)
Income (loss) from continuing operations, before income taxes	4,309	6,032	(12,275)
Income tax (expense) benefit	(604)	(1,138)	511
Income (loss) from continuing operations, net	3,705	4,894	(11,764)
Income (loss) from discontinued operations, net	1,521	2,106	(41,013)
Net income (loss)	5,226	7,000	(52,777)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(1,514)	(2,794)	(2,769)
Consolidated real estate fund	(23)	(94)	(57)
Operating Partnership	(341)	(403)	5,458
Net income (loss) attributable to common stockholders	$3,348	$3,709	$(50,145)

Net income (loss) per diluted share:
Income (loss) from continuing operations, net	$0.01	$0.01	$(0.06)
Income (loss) from discontinued operations, net	0.00	0.01	(0.16)
Net income (loss) per diluted share	$0.01	$0.02	$(0.22)

(1)	See page 10 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended
Rental Revenue:	March 31, 2020	March 31, 2019	December 31, 2019
Property rentals	$149,138	$146,192	$150,571
Tenant reimbursements	14,049	13,265	14,830
Straight-line rent adjustments	10,695	11,669	10,357
Amortization of above and below-market leases, net	1,543	3,296	2,483
Lease termination income	-	919	767
Total rental revenue	$175,425	$175,341	$179,008

	Three Months Ended
Fee and Other Income:	March 31, 2020	March 31, 2019	December 31, 2019
Property management	$2,450	$1,642	$1,919
Asset management	3,521	2,318	3,169
Acquisition and disposition	-	1,331	-
Other	359	708	285
Total fee income	6,330	5,999	5,373
Other (primarily parking income and tenant requested
services, including overtime heating and cooling)	2,231	3,049	2,388
Total fee and other income	$8,561	$9,048	$7,761

	Three Months Ended
General and Administrative:	March 31, 2020	March 31, 2019	December 31, 2019
Cash general and administrative	$8,836	$7,772	$11,253
Non-cash general and administrative - stock-based compensation expense	5,397	7,602	5,001
Mark-to-market of deferred compensation plan liabilities (offset by an increase in the mark-to-market of plan assets, which is included
in "interest and other (loss) income, net")	(1,984)	2,069	845
Total general and administrative	$12,249	$17,443	$17,099

	Three Months Ended
Interest and Other (Loss) Income, net:	March 31, 2020	March 31, 2019	December 31, 2019
Interest income, net	$988	$1,377	$1,294
Mark-to-market of deferred compensation plan assets (offset by an increase in the mark-to-market of plan liabilities, which is included
in "general and administrative" expenses)	(1,984)	2,069	845
Preferred equity investment income (1)	-	454	-
Total interest and other (loss) income, net	$(996)	$3,900	$2,139

(1)	Represents 100% of the investment income from PGRESS Equity Holdings, L.P., of which our 24.4% share is $111 for the three months ended March 31, 2019. On March 1, 2019, our only remaining preferred equity investment was redeemed.

	Three Months Ended
Interest and Debt Expense:	March 31, 2020	March 31, 2019	December 31, 2019
Interest expense	$34,301	$34,123	$34,344
Amortization of deferred financing costs	2,318	2,801	10,873	(1)
Total interest and debt expense	$36,619	$36,924	$45,217

(1)	Includes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$5,226	$7,000	$(52,777)
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	70,940	63,688	65,368
Adjustments related to discontinued operations	690	2,377	1,156
Real estate impairment loss related to discontinued operations	-	-	42,000
FFO (1)	76,856	73,065	55,747
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(8,969)	(11,748)	(11,360)
Consolidated real estate fund	(23)	(94)	(57)
FFO attributable to Paramount Group Operating Partnership	67,864	61,223	44,330
Less FFO attributable to noncontrolling interests in Operating Partnership	(6,278)	(5,998)	(4,352)
FFO attributable to common stockholders (1)	$61,586	$55,225	$39,978
Per diluted share	$0.27	$0.24	$0.18

FFO	$76,856	$73,065	$55,747
Non-core items:
Our share of earnings in excess of distributions received and
(distributions received from 712 Fifth Avenue in excess of earnings)	(388)	1,270	(1,001)
Loss on early extinguishment of debt	-	-	11,989
Non-cash write-off of deferred financing costs	-	-	8,215
Other, net	303	823	1,083
Core FFO (1)	76,771	75,158	76,033
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(8,969)	(11,748)	(11,360)
Consolidated real estate fund	(23)	(94)	(57)
Core FFO attributable to Paramount Group Operating Partnership	67,779	63,316	64,616
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(6,270)	(6,203)	(6,344)
Core FFO attributable to common stockholders (1)	$61,509	$57,113	$58,272
Per diluted share	$0.27	$0.24	$0.26

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	227,769,213	233,419,299	227,276,459
Effect of dilutive securities	35,963	39,139	50,071
Denominator for FFO and Core FFO per diluted share	227,805,176	233,458,438	227,326,530

(1)	See page 36 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Reconciliation of Core FFO to FAD:
Core FFO	$76,771	$75,158	$76,033
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(11,804)	(11,869)	(11,218)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,832)	(3,240)	(3,141)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,630	2,926	2,843	(3)
Amortization of stock-based compensation expense	5,397	7,602	5,001
Expenditures to maintain assets	(4,709)	(3,382)	(8,408)
Second generation tenant improvements and leasing commissions	(23,933)	(15,435)	(24,697)
Adjustments related to discontinued operations	119	(113)	111
FAD (1)	41,639	51,647	36,524
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(2,773)	(6,533)	(6,756)
Consolidated real estate fund	(23)	(94)	(57)
FAD attributable to Paramount Group Operating Partnership	38,843	45,020	29,711
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,593)	(4,410)	(2,917)
FAD attributable to common stockholders (1) (2)	$35,250	$40,610	$26,794

Dividends declared on common stock	$22,246	$23,448	$22,743

(1)	See page 36 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

(3)	Excludes $8,215 of expense from the non-cash write-off of deferred financing costs in connection with the $1.25 billion refinancing of 1633 Broadway in November 2019.

EBITDAre

(unaudited and in thousands)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Reconciliation of net income (loss) to EBITDAre and Adjusted EBITDAre:
Net income (loss)	$5,226	$7,000	$(52,777)
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	70,940	63,688	65,368
Interest and debt expense (including our share
of unconsolidated joint ventures)	42,121	39,166	49,072
Income tax expense (benefit) (including our share
of unconsolidated joint ventures)	618	1,139	(509)
Adjustments related to discontinued operations	690	2,377	1,156
Real estate impairment loss related to discontinued operations	-	-	42,000
EBITDAre (1)	119,595	113,370	104,310
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(15,793)	(18,329)	(18,199)
Consolidated real estate fund	(131)	(98)	(53)
PGRE's share of EBITDAre (1)	$103,671	$94,943	$86,058

EBITDAre	$119,595	$113,370	$104,310
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of earnings in excess of distributions
and (distributions from 712 Fifth Avenue in excess of earnings)	(388)	1,270	(1,001)
Loss on early extinguishment of debt	-	-	11,989
Other, net	29	634	878
Adjusted EBITDAre (1)	119,236	115,274	116,176
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(15,793)	(18,329)	(18,195)
PGRE's share of Adjusted EBITDAre (1)	$103,443	$96,945	$97,981

(1)	See page 36 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended
	March 31, 2020	March 31, 2019	December 31, 2019
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,226	$7,000	$(52,777)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,427	60,712	58,419
General and administrative	12,249	17,443	17,099
Interest and debt expense	36,619	36,924	45,217
Loss on early extinguishment of debt	-	-	11,989
Income tax expense (benefit)	604	1,138	(511)
NOI from unconsolidated joint ventures	13,392	5,411	7,840
Fee income	(6,330)	(5,999)	(5,373)
Interest and other loss (income), net	996	(3,900)	(2,139)
Adjustments related to discontinued operations	690	2,377	1,156
Real estate impairment loss related to discontinued operations	-	-	42,000
Other, net	4,372	1,717	2,800
NOI (1)	126,245	122,823	125,720
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,691)	(17,909)	(18,107)
Consolidated real estate fund	3	29	103
PGRE's share of NOI (1)	$110,557	$104,943	$107,716

NOI	$126,245	$122,823	$125,720
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(11,804)	(11,869)	(11,218)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,832)	(3,240)	(3,141)
Adjustments related to discontinued operations	119	111	132
Cash NOI (1)	111,728	107,825	111,493
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,202)	(14,785)	(15,841)
Consolidated real estate fund	3	29	103
PGRE's share of Cash NOI (1)	$98,529	$93,069	$95,755

(1)	See page 36 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended March 31, 2020
	Total	New York	San Francisco	Other
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$5,226	$9,715	$5,905	$(10,394)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,427	40,019	17,327	1,081
General and administrative	12,249	-	-	12,249
Interest and debt expense	36,619	22,732	12,562	1,325
Income tax expense (benefit)	604	-	(7)	611
NOI from unconsolidated joint ventures	13,392	2,944	10,382	66
Fee income	(6,330)	-	-	(6,330)
Interest and other loss (income), net	996	-	(187)	1,183
Adjustments related to discontinued operations	690	-	-	690
Other, net	4,372	82	4,148	142
NOI (1)	126,245	75,492	50,130	623
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,691)	-	(15,691)	-
Consolidated real estate fund	3	-	-	3
PGRE's share of NOI for the three months ended March 31, 2020	$110,557	$75,492	$34,439	$626
PGRE's share of NOI for the three months ended March 31, 2019	$104,943	$77,650	$23,629	$3,664

NOI	$126,245	$75,492	$50,130	$623
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(11,804)	(6,410)	(5,475)	81
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(2,832)	388	(3,220)	-
Adjustments related to discontinued operations	119	-	-	119
Cash NOI (1)	111,728	69,470	41,435	823
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,202)	-	(13,202)	-
Consolidated real estate fund	3	-	-	3
PGRE's share of Cash NOI for the three months ended March 31, 2020	$98,529	$69,470	$28,233	$826
PGRE's share of Cash NOI for the three months ended March 31, 2019	$93,069	$68,801	$20,426	$3,842

(1)	See page 36 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended March 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2020	$98,529	$69,470	$28,233	$826
Acquisitions (2)	(6,806)	-	(6,806)	-
Dispositions / Discontinued Operations (3)	(2,330)	-	-	(2,330)
Lease termination income and other, net	1,421	(76)	(7)	1,504
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2020	$90,814	$69,394	$21,420	$-

	Three Months Ended March 31, 2019
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended March 31, 2019	$93,069	$68,801	$20,426	$3,842
Acquisitions	-	-	-	-
Dispositions / Discontinued Operations (3)	(4,594)	-	-	(4,594)
Lease termination income and other, net	(1,409)	(2,161)	-	752
PGRE's share of Same Store Cash NOI for the three months ended March 31, 2019	$87,066	$66,640	$20,426	$-

Increase in PGRE's share of Same Store Cash NOI	$3,748	$2,754	$994	$-
% Increase	4.3%	4.1%	4.9%

(1)	See page 36 for our definition of this measure.
(2)

Represents our share of Cash NOI attributable to acquired properties (Market Center, 55 Second Street, and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended March 31, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2020	$110,557	$75,492	$34,439	$626
Acquisitions (2)	(9,292)	-	(9,292)	-
Dispositions / Discontinued Operations (3)	(2,211)	-	-	(2,211)
Lease termination income and other, net	1,502	(76)	(7)	1,585
PGRE's share of Same Store NOI for the three months ended March 31, 2020	$100,556	$75,416	$25,140	$-

	Three Months Ended March 31, 2019
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended March 31, 2019	$104,943	$77,650	$23,629	$3,664
Acquisitions	-	-	-	-
Dispositions / Discontinued Operations (3)	(4,483)	-	-	(4,483)
Lease termination income and other, net	(1,342)	(2,161)	-	819
PGRE's share of Same Store NOI for the three months ended March 31, 2019	$99,118	$75,489	$23,629	$-

Increase (decrease) in PGRE's share of Same Store NOI	$1,438	$(73)	$1,511	$-
% Increase (decrease)	1.5%	(0.1%)	6.4%

(1)	See page 36 for our definition of this measure.
(2)

Represents our share of NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2020					As of December 31, 2019
					Consolidated					Consolidated
	Consolidated Joint Ventures				Fund	Consolidated Joint Ventures				Fund
	Total					Total
	Consolidated	One	300		Residential	Consolidated	One	300		Residential
	Joint	Market	Mission		Development	Joint	Market	Mission		Development
	Ventures	Plaza	Street	Other (1)	Fund	Ventures	Plaza	Street	Other (1)	Fund
PGRE Ownership		49.0%	31.1%	Various	7.4%		49.0%	31.1%	Various	7.4%
Assets:
Real estate, net	$1,681,036	$1,199,461	$481,575	$-	$-	$1,685,391	$1,203,232	$482,159	$-	$-
Cash and cash equivalents	71,025	49,101	21,021	903	2,184	64,172	46,601	16,668	903	2,258
Restricted cash	1,305	1,305	-	-	-	3,398	3,398	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	69,533	-	-	-	-	69,535
Accounts and other receivables, net	3,471	1,129	2,342	-	166	2,015	1,085	930	-	125
Deferred rent receivable	60,416	49,085	11,331	-	-	57,338	46,901	10,437	-	-
Deferred charges, net	25,245	14,602	10,643	-	-	24,030	13,330	10,700	-	-
Intangible assets, net	27,553	20,299	7,254	-	-	29,872	21,943	7,929	-	-
Other assets	4,347	4,279	68	-	15,693	5,386	4,937	449	-	15,746
Total Assets	$1,874,398	$1,339,261	$534,234	$903	$87,576	$1,871,602	$1,341,427	$529,272	$903	$87,664

Liabilities:
Notes and mortgages payable, net	$1,208,656	$970,940	$237,716	$-	$-	$1,205,324	$970,681	$234,643	$-	$-
Accounts payable and accrued expenses	39,100	26,481	12,563	56	65	35,191	26,165	8,971	55	61
Intangible liabilities, net	18,110	16,770	1,340	-	-	19,841	18,405	1,436	-	-
Other liabilities	4,290	4,287	3	-	-	4,273	4,270	3	-	8,774
Total Liabilities	1,270,156	1,018,478	251,622	56	65	1,264,629	1,019,521	245,053	55	8,835

Equity:
Paramount Group, Inc. equity	245,122	157,251	87,146	725	7,035	246,195	157,801	87,669	725	6,433
Noncontrolling interests	359,120	163,532	195,466	122	80,476	360,778	164,105	196,550	123	72,396
Total Equity	604,242	320,783	282,612	847	87,511	606,973	321,906	284,219	848	78,829

Total Liabilities and Equity	$1,874,398	$1,339,261	$534,234	$903	$87,576	$1,871,602	$1,341,427	$529,272	$903	$87,664

(1)	Represents PGRESS Equity Holdings, L.P.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2020				Three Months Ended March 31, 2019
				Consolidated					Consolidated
	Consolidated Joint Ventures			Fund	Consolidated Joint Ventures				Fund
	Total				Total
	Consolidated	One	300	Residential	Consolidated	One	300		Residential
	Joint	Market	Mission	Development	Joint	Market	Mission		Development
	Ventures	Plaza	Street	Fund	Ventures	Plaza	Street	Other (2)	Fund
Total revenues	$43,052	$35,492	$7,560	$-	$45,657	$33,879	$11,778	$-	$-
Total operating expenses	12,680	9,473	3,207	2	12,439	9,013	3,426	-	18
Net operating income (loss) (1)	30,372	26,019	4,353	(2)	33,218	24,866	8,352	-	(18)
Depreciation and amortization	(13,556)	(10,535)	(3,021)	-	(15,761)	(10,641)	(5,120)	-	-
Interest and other income, net	187	152	35	125	588	81	53	454	89
Interest and debt expense	(12,562)	(10,194)	(2,368)	(141)	(12,166)	(10,085)	(2,081)	-	-
Loss from unconsolidated joint ventures	-	-	-	(1)	-	-	-	-	(15)
Net income (loss) before income taxes	4,441	5,442	(1,001)	(19)	5,879	4,221	1,204	454	56
Income tax benefit (expense)	10	(1)	11	(2)	(6)	(3)	(3)	-	(4)
Net income (loss)	$4,451	$5,441	$(990)	$(21)	$5,873	$4,218	$1,201	$454	$52

PGRE's share
Ownership	Total	49.0%	31.1%	7.4%	Total	49.0%	31.1%	Various	7.4%
Net income (loss)	$2,335	$2,666	$(331)	$(44)	$2,534	$2,067	$356	$111	$(42)
Add: Management fee income	602	177	425	-	545	189	356	-	-
PGRE's share of net income (loss)	2,937	2,843	94	(44)	3,079	2,256	712	111	(42)
Add: Real estate depreciation and amortization	6,101	5,162	939	-	6,807	5,214	1,593	-	-
FFO/Core FFO (1)	$9,038	$8,005	$1,033	$(44)	$9,886	$7,470	$2,305	$111	$(42)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	92.6%	Total	51.0%	68.9%	Various	92.6%
Net income (loss)	$2,116	$2,775	$(659)	$23	$3,339	$2,151	$845	$343	$94
Less: Management fee expense	(602)	(177)	(425)	-	(545)	(189)	(356)	-	-
Net income (loss) attributable to noncontrolling interests	1,514	2,598	(1,084)	23	2,794	1,962	489	343	94
Add: Real estate depreciation and amortization	7,455	5,373	2,082	-	8,954	5,427	3,527	-	-
FFO/Core FFO (1)	$8,969	$7,971	$998	$23	$11,748	$7,389	$4,016	$343	$94

(1)	See page 36 for our definition of these measures.
(2)	Represents PGRESS Equity Holdings, L.P.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of March 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,311,751	$207,571	$669,507	$384,078	$217,148	$833,447
Cash and cash equivalents	74,750	27,265	17,648	9,023	2,425	18,389
Restricted cash	5,571	2,224	-	-	3,347	-
Accounts and other receivables, net	2,133	705	506	419	473	30
Deferred rent receivable	20,104	14,443	1,715	1,177	1,759	1,010
Deferred charges, net	10,406	7,645	677	561	1,523	-
Intangible assets, net	155,881	-	55,372	29,171	9,635	61,703
Other assets	6,138	3,994	713	39	62	1,330
Total Assets	$2,586,734	$263,847	$746,138	$424,468	$236,372	$915,909

Liabilities:
Notes and mortgages payable, net	$1,615,821	$297,056	$397,627	$186,473	$144,152	$590,513
Accounts payable and accrued expenses	37,104	6,589	12,542	5,645	4,935	7,393
Intangible liabilities, net	35,672	-	12,943	18,595	4,134	-
Other liabilities	23,830	272	21,503	4	220	1,831
Total Liabilities	1,712,427	303,917	444,615	210,717	153,441	599,737

Total Equity	874,307	(40,070)	301,523	213,751	82,931	316,172

Total Liabilities and Equity	$2,586,734	$263,847	$746,138	$424,468	$236,372	$915,909

(1)	Represents 60 Wall and Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,318,866	$206,913	$671,276	$385,614	$216,936	$838,127
Cash and cash equivalents	68,962	31,216	9,934	7,254	1,866	18,692
Restricted cash	5,755	2,224	-	-	3,531	-
Accounts and other receivables, net	3,036	1,611	684	280	461	-
Deferred rent receivable	18,296	14,711	416	917	1,127	1,125
Deferred charges, net	10,074	7,703	250	561	1,560	-
Intangible assets, net	172,041	-	61,061	30,996	11,090	68,894
Other assets	2,601	158	1,632	189	81	541
Total Assets	$2,599,631	$264,536	$745,253	$425,811	$236,652	$927,379

Liabilities:
Notes and mortgages payable, net	$1,613,451	$296,953	$397,398	$186,433	$142,783	$589,884
Accounts payable and accrued expenses	29,659	6,607	5,875	4,778	4,482	7,917
Intangible liabilities, net	38,377	-	14,228	19,668	4,481	-
Other liabilities	1,505	271	-	4	174	1,056
Total Liabilities	1,682,992	303,831	417,501	210,883	151,920	598,857

Total Equity	916,639	(39,295)	327,752	214,928	84,732	328,522

Total Liabilities and Equity	$2,599,631	$264,536	$745,253	$425,811	$236,652	$927,379

(1)	Represents 60 Wall and Oder-Center, Germany.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$63,194	$10,908	$16,348	$8,529	$5,292	$22,117
Total operating expenses	25,940	6,411	6,675	3,391	1,906	7,557
Net operating income (2)	37,254	4,497	9,673	5,138	3,386	14,560
Depreciation and amortization	(30,182)	(2,665)	(10,572)	(4,762)	(3,055)	(9,128)
Interest and other income (loss), net	77	66	(8)	-	(3)	22
Interest and debt expense	(15,908)	(2,673)	(3,349)	(1,857)	(1,567)	(6,462)
Net loss before income taxes	(8,759)	(775)	(4,256)	(1,481)	(1,239)	(1,008)
Income tax expense	(37)	-	(4)	(15)	(6)	(12)
Net loss	$(8,796)	$(775)	$(4,260)	$(1,496)	$(1,245)	$(1,020)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(4,570)	$(388)	$(2,854)	$(684)	$(610)	$(34)
Less: Step-up basis adjustment	(38)	-	-	-	-	(38)
Add: Our share of earnings in excess of distributions received from 712 Fifth Avenue	388	388	-	-	-	-
PGRE's share of net loss	(4,220)	-	(2,854)	(684)	(610)	(72)
Add: Real estate depreciation and amortization	12,513	1,333	7,083	2,100	1,497	500
FFO (2)	8,293	1,333	4,229	1,416	887	428
Less: Our share of Earnings in excess of distributions received from 712 Fifth Avenue	(388)	(388)	-	-	-	-
Core FFO (2)	$7,905	$945	$4,229	$1,416	$887	$428

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(4,226)	$(387)	$(1,406)	$(812)	$(635)	$(986)
Add: Real estate depreciation and amortization	17,707	1,332	3,489	2,662	1,558	8,666
FFO/Core FFO (2)	$13,481	$945	$2,083	$1,850	$923	$7,680

(1)	Represents 60 Wall and Oder-Center, Germany.
(2)	See page 36 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended March 31, 2019
		712 Fifth	111 Sutter
	Total	Avenue	Street	Other (1)
Total revenues	$38,322	$14,194	$2,497	$21,631
Total operating expenses	14,353	6,271	1,068	7,014
Net operating income (2)	23,969	7,923	1,429	14,617
Depreciation and amortization	(14,125)	(2,830)	(2,163)	(9,132)
Interest and other income (loss), net	98	93	9	(4)
Interest and debt expense	(11,527)	(2,646)	(1,054)	(7,827)
Net (loss) income before income taxes	(1,585)	2,540	(1,779)	(2,346)
Income tax expense	(8)	-	-	(8)
Net (loss) income	$(1,593)	$2,540	$(1,779)	$(2,354)

PGRE's share
Ownership	Total	50.0%	49.0%	Various
Net income (loss)	$297	$1,270	$(872)	$(101)
Less: Step-up basis adjustment	(39)	-	-	(39)
Less: Our share of earnings in excess of distributions received from 712 Fifth Avenue	(1,270)	(1,270)	-	-
PGRE's share of net loss	(1,012)	-	(872)	(140)
Add: Real estate depreciation and amortization	2,976	1,415	1,060	501
FFO (2)	1,964	1,415	188	361
Add: Our share of earnings in excess of distributions received from 712 Fifth Avenue	1,270	1,270	-	-
Core FFO (2)	$3,234	$2,685	$188	$361

Joint Venture Partners' share
Ownership	Total	50.0%	51.0%	Various
Net (loss) income	$(1,890)	$1,270	$(907)	$(2,253)
Add: Real estate depreciation and amortization	11,176	1,415	1,103	8,658
FFO/Core FFO (2)	$9,286	$2,685	$196	$6,405

(1)	Represents 60 Wall and Oder-Center, Germany.
(2)	See page 36 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of March 31, 2020
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,812,716
$1.0 billion Revolving Credit Facility	200,000
4,012,716
Less:
Noncontrolling interests' share of consolidated debt (2)	(661,036)
Add:
PGRE's share of unconsolidated joint venture debt (3)	604,112
PGRE's Share of Total Debt (4)	3,955,792

	Shares / Units	Share Price as of
Equity:	Outstanding	March 31, 2020
Common stock	221,750,408	$8.80	1,951,404
Operating Partnership units	20,583,820	8.80	181,138
Total equity	242,334,228	8.80	2,132,542

Total Market Capitalization			$6,088,334

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of One Market Plaza and 300 Mission Street.
(3)	Represents our share of Market Center, 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 36 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	3.20%	500,000	3.05%	350,000	3.43%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	237,716	3.65%	237,716	3.65%	-	-
Revolving Credit Facility	200,000	1.96%	-	-	200,000	1.96%
Total consolidated debt	4,012,716	3.38%	3,462,716	3.45%	550,000	2.89%
Noncontrolling interests' share	(661,036)	3.94%	(661,036)	3.94%	-	-
PGRE's share of consolidated debt	$3,351,680	3.27%	$2,801,680	3.34%	$550,000	2.89%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	402,000	3.07%	402,000	3.07%	-	-
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	145,988	3.74%	-	-	145,988	3.74%
60 Wall Street	575,000	3.16%	-	-	575,000	3.16%
Oder-Center, Germany	18,538	4.62%	18,538	4.62%	-	-
Total unconsolidated debt	1,629,026	3.33%	908,038	3.37%	720,988	3.27%
Joint venture partners' share	(1,024,914)	3.32%	(404,268)	3.46%	(620,646)	3.23%
PGRE's share of unconsolidated debt	$604,112	3.35%	$503,770	3.30%	$100,342	3.57%

PGRE's share of Total Debt (1)	$3,955,792	3.28%	$3,305,450	3.33%	$650,342	3.00%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	44.0%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	43.7%	Consolidated fixed rate debt	$2,801,680
Fixed Charge Coverage	Greater than 1.5x	3.6x	Unconsolidated fixed rate debt	503,770
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,305,450	83.6%
Unencumbered Interest Coverage	Greater than 1.75x	31.8x	Variable rate debt:
			Consolidated variable rate debt	550,000
			Unconsolidated variable rate debt	100,342
			PGRE's share of variable rate debt	650,342	16.4%

			PGRE's share of Total Debt (1)	$3,955,792	100.0%

__________________________________________________

(1)	See page 36 for our definition of this measure.
(2)

This section presents ratios as of March 31, 2020 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2020	2021	2022	2023	2024	Thereafter	Total
1301 Avenue of the Americas	$-	$850,000	$-	$-	$-	$-	$850,000
300 Mission Street	-	-	-	237,716	-	-	237,716
One Market Plaza	-	-	-	-	975,000	-	975,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-	-	-	-	-	500,000	500,000
Revolving Credit Facility	-	-	200,000	-	-	-	200,000
Total consolidated debt	-	850,000	200,000	237,716	975,000	1,750,000	4,012,716
Noncontrolling interests' share	-	-	-	(163,786)	(497,250)	-	(661,036)
PGRE's share of consolidated debt	$-	$850,000	$200,000	$73,930	$477,750	$1,750,000	$3,351,680

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$-	$575,000	$-	$-	$-	$575,000
Oder-Center, Germany	-	-	18,538	-	-	-	18,538
111 Sutter Street	-	-	-	145,988	-	-	145,988
Market Center	-	-	-	-	-	402,000	402,000
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
55 Second Street	-	-	-	-	-	187,500	187,500
Total unconsolidated debt	-	-	593,538	145,988	-	889,500	1,629,026
Joint venture partners' share	-	-	(562,969)	(74,454)	-	(387,491)	(1,024,914)
PGRE's share of unconsolidated debt	$-	$-	$30,569	$71,534	$-	$502,009	$604,112

PGRE's Share of Total Debt (1)	$-	$850,000	$230,569	$145,464	$477,750	$2,252,009	$3,955,792

Weighted average rate	-%	3.20%	2.13%	3.69%	4.03%	3.24%	3.28%

% of debt maturing	-%	21.5%	5.8%	3.7%	12.1%	56.9%	100.0%

(1)	See page 36 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of March 31, 2020
New York:
1633 Broadway (3)	West Side	100.0%	1	2,499,105	98.4%	98.4%	$183,724	$76.48
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,765,688	99.0%	98.1%	137,719	79.81
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	810,993	91.8%	90.4%	48,627	67.71
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,140	98.3%	97.5%	70,803	92.53
900 Third Avenue	East Side	100.0%	1	591,401	82.4%	76.4%	31,841	70.54
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	75.2%	71.1%	44,255	114.55
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(4)
Subtotal / Weighted average			7	8,599,221	95.6%	94.6%	590,569	73.08
PGRE's share			7	6,783,469	95.5%	94.3%	498,529	78.77

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,586,598	98.2%	98.0%	138,425	87.85
Market Center	South Financial District	67.0%	2	745,446	95.6%	93.3%	57,484	82.27
300 Mission Street	South Financial District	31.1%	1	660,702	99.1%	58.9%	28,046	72.14
One Front Street	North Financial District	100.0%	1	643,307	100.0%	98.8%	51,000	79.53
55 Second Street	South Financial District	44.1%	1	379,621	95.7%	95.7%	27,550	76.05
111 Sutter Street	North Financial District	49.0%	1	276,431	86.3%	86.2%	18,687	79.17
Subtotal / Weighted average			8	4,292,105	97.2%	90.3%	321,192	82.29
PGRE's share			8	2,428,531	97.4%	93.1%	187,371	82.25

Subtotal / Weighted average			15	12,891,326	96.1%	93.2%	911,761	$76.10
PGRE's share			15	9,212,000	96.0%	94.0%	685,900	$79.70

Discontinued Operations
1899 Pennsylvania Avenue (5)	CBD	100.0%	1	190,955	90.4%	90.4%	15,050	86.61

Total / Weighted average			16	13,082,281	96.1%	93.1%	926,811	$76.25
PGRE's share			16	9,402,955	95.9%	93.9%	700,950	$79.84

(1)	See page 36 for our definition of this measure.
(2)	Represents office and retail space only.
(3)

On March 27, 2020, we entered into an agreement to sell a 10.0% interest in 1633 Broadway for $240.0 million (based on a property valuation of $2.4 billion, or $960 per square foot). The transaction, which is subject to customary closing conditions, is expected to close in the second quarter of 2020.

(4)	Represents “triple-net” rent.
(5)

On March 6, 2020, we entered into an agreement to sell 1899 Pennsylvania Avenue, a 191,000 square foot office building located in Washington, D.C. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2020.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of March 31, 2020		As of December 31, 2019		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	100.0%	98.4%	98.4%	98.4%	98.4%	-%
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.4%	99.4%	(0.4%)
1325 Avenue of the Americas	100.0%	91.8%	91.8%	91.1%	91.1%	0.7%
31 West 52nd Street	100.0%	98.3%	98.3%	97.5%	97.5%	0.8%
900 Third Avenue	100.0%	82.4%	82.4%	83.4%	83.4%	(1.0%)
712 Fifth Avenue	50.0%	75.2%	75.2%	74.2%	74.2%	1.0%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.6%	95.6%	95.6%	95.6%	-%
PGRE's share		95.5%	95.5%	95.5%	95.5%	-%

San Francisco:
One Market Plaza	49.0%	98.2%	98.2%	98.4%	98.4%	(0.2%)
Market Center	67.0%	95.6%	95.6%	95.6%	95.6%	-%
300 Mission Street	31.1%	99.1%	99.1%	100.0%	100.0%	(0.9%)
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	86.3%	86.3%	86.3%	86.3%	-%
Weighted average		97.2%	97.2%	97.4%	97.4%	(0.2%)
PGRE's share		97.4%	97.4%	97.5%	97.5%	(0.1%)

Weighted average		96.1%	96.1%	96.2%	96.2%	(0.1%)
PGRE's share		96.0%	96.0%	96.0%	96.0%	-%

Discontinued Operations
1899 Pennsylvania Avenue	100.0%	90.4%	-%	90.4%	-%	-%

Weighted average		96.1%	96.1%	96.1%	96.2%	(0.1%)
PGRE's share		95.9%	96.0%	95.9%	96.0%	-%

(1)	See page 36 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of March 31, 2020
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.3%	$33,163	$66.67	4.7%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		320,911		3.4%	29,315	91.35	4.2%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.5%	29,173	88.67	4.2%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.3%	27,285	87.26	3.9%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.4%	27,004	84.30	3.9%
First Republic Bank	One Front Street	Jun-2025	(3)	338,602	(3)	338,602	(3)	3.6%	26,386	77.93	3.8%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		260,829		2.8%	19,974	76.58	2.8%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		296,344		296,344		3.2%	19,492	65.77	2.8%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		261,196		2.8%	16,773	64.22	2.4%
Kasowitz Benson Torres &
Friedman, LLP	1633 Broadway	Mar-2037		203,394		203,394		2.2%	15,024	73.87	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of March 31, 2020
Legal Services	1,905,207	21.6%	$157,140	22.4%
Financial Services - Commercial and Investment Banking	1,865,373	21.1%	141,446	20.2%
Technology and Media	1,798,051	20.4%	134,335	19.2%
Financial Services, all others	1,295,255	14.7%	115,092	16.4%
Insurance	480,324	5.4%	42,352	6.0%
Travel & Leisure	203,575	2.3%	14,338	2.0%
Retail	133,412	1.5%	14,049	2.0%
Real Estate	171,247	1.9%	13,909	2.0%
Consumer Products	128,715	1.5%	9,073	1.3%
Other	847,643	9.6%	59,216	8.5%

(1)	See page 36 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.
(3)	76,999 and 10,952 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended March 31, 2020

Total square feet leased	206,784	48,872	157,912

PGRE's share of total square feet leased:	126,068	44,604	81,464
Initial rent (2)	$91.59	$73.24	$101.64
Weighted average lease term (in years)	4.8	4.0	5.2
Tenant improvements and leasing commissions:
Per square foot	$33.36	$32.23	$33.98
Per square foot per annum	$6.99	$7.97	$6.56
Percentage of initial rent	7.6%	10.9%	6.5%
Rent concessions:
Average free rent period (in months)	2.0	1.1	2.5
Average free rent period per annum (in months)	0.4	0.3	0.5

Second generation space: (2)
Square feet	104,308	36,322	67,986
Cash basis:
Initial rent (2)	$90.17	$65.16	$103.53
Prior escalated rent (2)	$68.65	$62.72	$71.82
Percentage increase	31.3%	3.9%	44.2%
GAAP basis:
Straight-line rent (2)	$91.14	$65.16	$105.02
Prior straight-line rent (2)	$65.95	$59.93	$69.17
Percentage increase	38.2%	8.7%	51.8%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 36 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	26,433	18,075	$2,224	$82.85	0.3%

2Q 2020	17,219	11,887	893	73.86	0.2%
3Q 2020	86,442	62,022	4,562	73.56	0.6%
4Q 2020	61,214	37,927	3,087	82.16	0.4%
Total 2020	164,875	111,836	8,542	76.47	1.2%

1Q 2021	783,010	689,865	49,543	72.17	6.9%
Remaining 2021	361,586	318,996	23,217	78.39	3.2%
Total 2021	1,144,596	1,008,861	72,760	74.00	10.1%
2022	2,228,622	444,736	30,902	80.72	4.3%
2023	1,051,235	896,247	73,038	83.90	10.1%
2024	809,461	726,757	60,685	83.57	8.4%
2025	1,403,249	887,269	71,616	80.73	9.9%
2026	1,316,582	962,155	74,431	74.99	10.3%
2027	268,222	176,245	15,104	85.68	2.1%
2028	255,681	218,153	17,643	81.38	2.4%
2029	550,781	531,137	40,166	76.05	5.6%
Thereafter	3,347,914	3,031,835	253,569	83.19	35.3%

(1)	See page 36 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,652	4,652	$524	$67.90	0.1%

2Q 2020	3,627	3,584	252	68.00	0.1%
3Q 2020	76,287	55,218	3,988	72.35	0.8%
4Q 2020	13,150	8,283	644	80.24	0.1%
Total 2020	93,064	67,085	4,884	73.00	1.0%

1Q 2021	604,008	593,949	41,420	70.20	8.2%
Remaining 2021	261,928	254,258	18,253	78.77	3.6%
Total 2021	865,936	848,207	59,673	72.53	11.8%
2022	1,799,051	239,563	13,208	72.25	2.6%
2023	552,946	528,899	41,124	81.77	8.1%
2024	608,942	597,225	49,499	82.99	9.8%
2025	296,470	251,421	21,869	86.98	4.3%
2026	655,139	632,151	48,534	73.04	9.6%
2027	85,378	85,378	7,337	85.93	1.5%
2028	147,554	136,133	11,120	82.29	2.2%
2029	517,960	514,366	38,890	76.04	7.7%
Thereafter	2,596,881	2,570,405	208,806	80.70	41.3%

(1)	See page 36 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	20,706	12,348	$1,700	$88.97	0.8%

2Q 2020	13,592	8,303	641	76.46	0.3%
3Q 2020	10,155	6,804	574	83.38	0.3%
4Q 2020	48,064	29,644	2,443	82.63	1.2%
Total 2020	71,811	44,751	3,658	81.64	1.8%

1Q 2021	174,685	91,599	7,757	84.32	3.9%
Remaining 2021	99,658	64,738	4,964	77.09	2.5%
Total 2021	274,343	156,337	12,721	81.34	6.4%
2022	425,840	201,442	17,485	86.66	8.7%
2023	363,511	232,570	19,652	84.70	9.8%
2024	200,519	129,532	11,186	86.23	5.6%
2025	1,106,779	635,848	49,747	78.25	24.9%
2026	633,197	301,758	23,703	78.76	11.8%
2027	182,844	90,867	7,767	85.44	3.9%
2028	108,127	82,020	6,523	79.86	3.3%
2029	32,821	16,771	1,276	76.10	0.6%
Thereafter	750,510	460,907	44,743	97.08	22.4%

(1)	See page 36 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – Other (1)

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (2)		% of
Lease Expiration (3)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (4)	Annualized Rent

Month to Month	1,075	1,075	$-	$-	-%

2Q 2020	-	-	-	-	-%
3Q 2020	-	-	-	-	-%
4Q 2020	-	-	-	-	-%
Total 2020	-	-	-	-	-%

1Q 2021	4,317	4,317	366	84.74	2.4%
Remaining 2021	-	-	-	-	-%
Total 2021	4,317	4,317	366	84.74	2.4%
2022	3,731	3,731	209	55.96	1.4%
2023	134,778	134,778	12,262	89.62	81.5%
2024	-	-	-	-	-%
2025	-	-	-	-	-%
2026	28,246	28,246	2,194	77.66	14.6%
2027	-	-	-	-	-%
2028	-	-	-	-
2029	-	-	-	-	-%
Thereafter	523	523	20	30.00	0.1%

(1)	Represents lease expirations of 1899 Pennsylvania Avenue, which is classified as discontinued operations.
(2)	See page 36 for our definition of this measure.
(3)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(4)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended March 31, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,709	$3,738	$936	$35
Second generation tenant improvements	19,726	16,243	3,483	-
Second generation leasing commissions	4,207	1,220	2,987	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$28,642	$21,201	$7,406	$35

Redevelopment Expenditures: (1)
One Market Plaza	$2,044	$-	$2,044	$-
Other	2,958	2,171	787	-
Total Redevelopment Expenditures	$5,002	$2,171	$2,831	$-

	Three Months Ended March 31, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$3,535	$2,312	$1,022	$201
Second generation tenant improvements	14,196	11,568	2,557	71
Second generation leasing commissions	1,310	1,026	284	-
First generation leasing costs and capital expenditures	847	-	847	-
Total Capital Expenditures	$19,888	$14,906	$4,710	$272

Redevelopment Expenditures: (1)
31 West 52nd Street (Lobby Renovation)	$3,148	$3,148	$-	$-
One Market Plaza	1,689	-	1,689	-
Other	4,186	2,420	1,766	-
Total Redevelopment Expenditures	$9,023	$5,568	$3,455	$-

(1)	See page 36 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.